UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-4075
                                   ------------


                         AXP INTERNATIONAL SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     10/31
                         --------------
Date of reporting period:     4/30
                         --------------

AXP(R) Threadneedle
         European Equity
                     Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2005

AXP Threadneedle European Equity Fund seeks to provide shareholders with capital appreciation.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                10

Financial Statements                                     14

Notes to Financial Statements                            17

Fund Expenses Example                                    28

Approval of Investment Management Services Agreement     30

Proxy Voting                                             31

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreement will remain in place.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT APRIL 30, 2005

PORTFOLIO MANAGERS

Portfolio managers*                       Since       Years in industry
Dominic Baker                             10/03              12
Rob Jones                                 10/03              12

* The Fund is managed by a team led by Dominic Baker and Rob Jones.

FUND OBJECTIVE

For investors seeking capital appreciation.

Inception dates by class
A: 6/26/00     B: 6/26/00     C: 6/26/00    I: 7/15/04     Y: 6/26/00

Ticker symbols by class
A: AXEAX       B: AEEBX       C: --         I: --          Y: --

Total net assets                                         $120.1 million

Number of holdings                                                   95

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X             LARGE
         X             MEDIUM   SIZE
         X             SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

[pie chart]

United Kingdom 31.6%
Germany 12.8%
France 12.3%
Switzerland 11.5%
Italy 7.0%
Spain 5.1%
Cash & short-term securities 4.5%
Netherlands 4.0%
Finland 2.8%
Sweden 2.2%
Ireland 1.9%
Belgium 1.3%
Denmark 1.3%
Austria 1.2%
Other* 0.5%

* Includes Greece.

TOP TEN HOLDINGS

Percentage of portfolio assets

Vodafone Group (United Kingdom)                                    3.7%
Total (France)                                                     3.3
BP (United Kingdom)                                                3.1
HSBC Holdings (United Kingdom)                                     2.9
UBS (Switzerland)                                                  2.8
Roche Holding (Switzerland)                                        2.5
Eni (Italy)                                                        2.5
Nestle (Switzerland)                                               2.2
Banco Santander Central Hispano (Spain)                            2.1
Royal Bank of Scotland Group (United Kingdom)                      2.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

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3   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

                 +6.30%               +9.81%                +10.85%

+6.30% = AXP Threadneedle European Equity Fund Class A (excluding sales charge) +9.81% = MSCI Europe Index(1) (unmanaged)
+10.85% = Lipper European Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Morgan Stanley Capital International (MSCI) Europe Index, compiled by MSCI in Geneva, is an unmanaged market-capitalization-weighted index of equity securities from various European countries. Income is included. The MSCI Europe Index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper European Funds Index includes the 30 largest European funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS

                              Class A                Class B                 Class C            Class I      Class Y
(Inception dates)            (6/26/00)              (6/26/00)               (6/26/00)          (7/15/04)    (6/26/00)
                                                            After                  After
                         NAV(1)    POP(2)      NAV(1)     CDSC(3)      NAV(1)    CDSC(4)       NAV(5)        NAV(6)
at April 30, 2005
6 months*                +6.30%    +0.20%      +5.84%      +1.84%      +5.84%     +4.84%       +6.56%        +6.47%
1 year                  +13.66%    +7.11%     +12.63%      +8.63%     +12.63%    +12.63%         N/A        +13.83%
3 years                  +4.73%    +2.68%      +3.94%      +3.01%      +3.93%     +3.93%         N/A         +4.94%
Since inception          -4.06%    -5.23%      -4.81%      -5.01%      -4.81%     -4.81%      +13.58%*       -3.94%

at March 31, 2005
6 months*               +11.76%    +5.34%     +11.64%      +7.64%     +11.65%    +10.65%      +12.34%       +11.94%
1 year                  +13.33%    +6.82%     +12.59%      +8.59%     +12.60%    +12.60%         N/A        +13.51%
3 years                  +5.63%    +3.56%      +4.83%      +3.91%      +4.82%     +4.82%         N/A         +5.74%
Since inception          -3.67%    -4.86%      -4.38%      -4.38%      -4.38%     -4.38%      +16.20%*       -3.54%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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5   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Q: How did AXP Threadneedle European Equity Fund perform for the first half of the fiscal year?

A: AXP Threadneedle European Equity Fund's Class A shares gained 6.30% (excluding sales charge) for the six months ended April 30, 2005. This performance was less than the Fund's benchmark, the MSCI Europe Index, which advanced 9.81%. The Fund also underperformed the Lipper European Funds Index, representing the Fund's peer group, which rose 10.85% for the same time frame.

Q:  What factors most significantly affected performance?

A: European equity markets generally performed well over the semiannual period in local currency terms, driven by low inflation, steady interest rates and a halting, but improving, business environment. The Fund's underperformance was due primarily to mixed results from individual stock and sector allocation. For example, significant exposure to both the energy sector and automobile industry detracted from relative performance in the last two months of 2004 but added value in the first four months of 2005.

    The energy sector was hurt by the decline in the price of oil during the fourth quarter of 2004, but then performed well as oil prices subsequently surged to more than $57 per barrel by April 2005. Cairn Energy, a small U.K. oil exploration company with rights to explore a region in India with solid signs of oil, was a particular disappointment within the energy sector. This stock, which had been a profitable holding for the Fund for some time after we purchased it in March 2004, fell sharply in December when the company announced the significantly downgraded size of one of the fields it was exploring in India and the fact that it had no new finds to report. We sold the Fund's entire position in Cairn Energy upon this announcement. The auto industry was affected by the weakening U.S. dollar at the end of 2004 and the subsequent strengthening of the U.S. currency in 2005 year-to-date. For the six months overall, a significant position in Germany's Continental, which manufactures tires and other automotive parts under brand names including Uniroyal and Viking, contributed positively to the Fund's returns. Avoiding a position in German automaker DaimlerChrysler, which suffered from poor sector news flow, contributed positively as well.

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6   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We enhanced our emphasis on companies across the sector spectrum offering what we believe to be sustainable top-line revenue growth and bottom-line profit growth. (end callout quote)

    Also producing mixed results for the Fund was its modest position in materials, especially the construction industry, which detracted from relative returns (i.e., performance relative to the fund's peer group) during the first half of the semiannual period when these stocks generally outperformed, but added value in March and April when cyclical stocks underperformed. Conversely, a modest position in the food manufacturing industry detracted value in the last few months of the period, although a sizable holding in Dutch infant formula manufacturer Royal Numico proved an exception, boosting relative returns.

    On an individual stock basis, Fund holdings that disappointed included Swiss pharmaceutical company Actelion, which saw its share price fall 35% in one day in November when Valetri, its key pipeline drug for acute heart failure, was withdrawn from testing. We sold the Fund's position in this stock. Modest positions in U.K. pharmaceutical stocks AstraZeneca and GlaxoSmithKline hurt Fund performance toward the end of the semiannual period, as risk aversion increased and the pharmaceutical sector outperformed.

    Further detracting from the Fund's relative returns to its benchmark and peer group was a comparatively greater position in large-cap stocks during a period when small-cap stocks outperformed. Similarly, the Fund's comparatively lesser exposure to emerging European markets, particularly in Eastern Europe, hurt the Fund's relative six-month results. However, it is worth noting that the Fund's increasing exposure to large-cap stocks and its focus on developed European markets proved prudent in March and April, as risk aversion increased across the equity markets.

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7   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We remain generally optimistic about the pace of earnings growth for European companies overall, although expectations for 2005 growth rates have been scaled back given a series of weak first quarter earnings statements. (end callout quote)

    On the positive side, the Fund's sizable exposure to the healthcare equipment industry added relative value for the semiannual period overall. Swiss dental implant and prosthetic manufacturer Nobel Biocare was a particularly strong performer. In other sectors, a significant position in U.K. financial firm Anglo Irish Bank and modest positions in telecommunications companies Telefonica and Alcatel each contributed positively.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: During the first half of the semiannual period, we increased the Fund's exposure to the food industry through Nestle, the Swiss food manufacturing giant. While we remained cautious on this industry overall, we believed Nestle offers compelling stock-specific buying opportunities for the Fund. We reduced the Fund's exposure to the information technology hardware industry, primarily by reducing its position in Ericsson, the Swedish telecommunications firm.

    As the period progressed, we increased the Fund's exposure to industrials through the establishment of position in Schneider, a French electrical equipment company, and MAN, a German truck manufacturer. We also increased the Fund's exposure to financials, primarily the insurance industry, through the addition of U.K. insurance giant Prudential to the portfolio following a change in the company's management. We maintained the Fund's modest allocation to banks.

    We increased the defensive tone of the portfolio during April, adding to the Fund's positions in pharmaceuticals, consumer staples and energy at the expense of cyclical and consumer-related areas like industrials, consumer discretionary and financials. These moves proved beneficial, as risk appetite ebbed away with lackluster economic data coming out of the U.K., continental Europe and the U.S.

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8   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Finally, throughout the semiannual period, we enhanced our emphasis on companies across the sector spectrum offering what we believe to be sustainable top-line revenue growth and bottom-line profit growth. We continued to seek companies with growing market share, strong franchises, quality managements and competitive advantages.

    We maintained the Fund's focus on large-cap growth-oriented stocks, while continuing to find select opportunities in the mid-cap area as well. We also maintained the Fund's focus on developed equity markets. We believe both of these strategies will prove prudent should equity investors grow even more risk averse in the months ahead as anticipated.

Q:  How do you intend to manage the Fund in the coming months?

A: We remain generally optimistic about the pace of earnings growth for European companies overall, although expectations for 2005 growth rates have been scaled back given a series of weak first quarter earnings statements. At the same time, we feel that a cautious stance remains appropriate, as the market has a number of uncertainties to contend with going forward. For example, there are referendums on the European Union constitution scheduled in France and the Netherlands and a general election in the U.K. all scheduled for May.

    We also anticipate below-trend Gross Domestic Product growth in Europe, especially given record high oil prices. As for the currency effect on the markets, we believe the euro will move up against the dollar over the long term given the existence of persistently large U.S. trade and budget deficits. The short-term relationship, however, may be more volatile. Given all of these factors, as well as rising inflation fears and a potentially more aggressive Federal Reserve Board in the U.S., we expect risk aversion and market volatility to continue. Still, the market remains attractively valued. Thus, we believe that effective stock-picking rather than sector bets will be key in the coming months. We intend to seek larger, quality companies with solid financial positions and attractive earnings growth rates selling at reasonable valuations and demonstrating strong performance potential.

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9   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Threadneedle European Equity Fund

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (95.8%)(c)
Issuer                                         Shares                 Value(a)

Austria (1.2%)

Banks and savings & loans (0.6%)
Erste Bank der Oesterreichischen
  Sparkassen                                   14,100                 $684,007

Building materials & construction (0.6%)
Wienerberger                                   18,520                  784,323

Belgium (1.3%)

Food (0.5%)
Colruyt                                         4,101                  619,242

Telecom equipment & services (0.8%)
Belgacom                                       23,955                  917,264

Denmark (1.3%)

Industrial transportation (0.5%)
AP Moller - Maersk                                 72                  636,114

Insurance (0.8%)
Topdanmark                                     13,414(b)               952,857

Finland (2.9%)

Energy (1.4%)
Neste Oil                                      69,509(b)             1,552,630

Financial services (0.3%)
Sampo Cl A                                     29,600                  412,902

Telecom equipment & services (1.2%)
Nokia                                          92,183                1,469,610

France (12.6%)

Automotive & related (0.7%)
Renault                                        10,672                  894,404

Banks and savings & loans (1.4%)
BNP Paribas                                    25,198                1,662,670

Beverages & tobacco (0.7%)
LVMH Moet Hennessy
  Louis Vuitton                                12,134                  857,587

Common stocks (continued)
Issuer                                         Shares                 Value(a)

France (cont.)

Energy (3.4%)
Total                                          18,041               $4,011,459

Engineering & construction (0.9%)
VINCI                                           7,467                1,122,129

Health care services (1.1%)
Essilor Intl                                   18,510                1,321,358

Insurance (1.2%)
AXA                                            59,727(d)             1,491,650

Machinery (0.5%)
Schneider Electric                              8,601                  619,871

Multi-industry (2.7%)
Neopost                                        11,416                  956,753
Sanofi-Aventis                                 17,132                1,516,969
Vivendi Universal                              23,070(b)               690,179
Total                                                                3,163,901

Germany (11.2%)

Automotive & related (1.8%)
Continental                                    29,142                2,151,741

Banks and savings & loans (0.6%)
Hypo Real Estate Holding17,625(b)             730,325

Chemicals (0.6%)
Bayer                                          20,046(d)               663,149

Computer hardware (0.8%)
Wincor Nixdorf                                 12,341                1,004,754

Computer software & services (0.7%)
SAP                                                                      5,444
858,882

Electronics (0.9%)
Siemens                                        14,136                1,041,611

Financial services (0.3%)
AWD Holding                                     7,569                  300,487

See accompanying notes to investments in securities.

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10   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Germany (cont.)

Health care products (1.8%)
Celesio                                        18,776               $1,494,286
Merck & Co                                     10,755                  818,910
Total                                                                2,313,196

Machinery (0.4%)
MAN                                            10,949                  461,368

Utilities -- electric (1.5%)
E.ON                                           21,098                1,789,384

Utilities -- telephone (1.8%)
Deutsche Telekom                              114,600(d)             2,168,405

Greece (0.5%)

Banks and savings & loans
EFG Eurobank Ergasias                          20,320                  614,970

Ireland (1.9%)

Airlines (0.5%)
Ryanair Holdings ADR                           78,905(b)               569,023

Banks and savings & loans (0.6%)
Anglo Irish Bank                               70,439                  810,498

Building materials & construction (0.5%)
CRH                                            24,013                  598,197

Food (0.3%)
IAWS Group                                     25,234                  363,636

Italy (7.2%)

Banks and savings & loans (0.6%)
Banco Popolare di
  Verona e Novara                              40,751                  750,346

Energy (2.4%)
Eni                                           120,403                3,027,353

Insurance (0.7%)
Riunione Adriatica di Sicurta                  36,615                  796,879

Multi-industry (0.7%)
Autostrade                                     30,737                  809,084

Telecom equipment & services (1.3%)
FastWeb                                        33,952(b)             1,524,200

Utilities -- electric (1.5%)
Enel                                          183,853                1,743,873

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Netherlands (4.0%)

Banks and savings & loans (0.9%)
ING Groep                                      39,279               $1,082,201

Energy (1.5%)
Royal Dutch Petroleum                          31,379                1,831,037

Food (1.1%)
Royal Numico                                   31,026(b)             1,283,500

Media (0.5%)
Reed Elsevier                                  45,727                  658,212

Spain (5.3%)

Banks and savings & loans (3.7%)
Banco Bilbao Vizcaya Argentaria               109,373                1,693,787
Banco Santander Central Hispano               224,771                2,617,807
Total                                                                4,311,594

Beverages & tobacco (0.6%)
Altadis                                        18,017                  763,363

Utilities -- electric (1.0%)
Iberdrola                                      47,646                1,241,188

Sweden (2.3%)

Beverages & tobacco (1.2%)
Swedish Match                                 118,200                1,393,917

Machinery (0.5%)
Atlas Copco Cl A                               13,598                  618,315

Telecom equipment & services (0.6%)
Telefonaktiebolaget
  LM Ericsson Cl B                            237,080                  701,759

Switzerland (11.7%)

Banks and savings & loans (3.8%)
Credit Suisse Group                            26,423                1,111,962
UBS                                            42,560                3,403,358
Total                                                                4,515,320

Chemicals (0.5%)
Syngenta                                        5,931(b)               614,480

Food (2.3%)
Nestle                                         10,319                2,715,634

See accompanying notes to investments in securities.

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11   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Switzerland (cont.)

Health care products (5.1%)
Nobel Biocare Holding                           8,636               $1,849,135
Novartis                                       26,716                1,300,400
Roche Holding                                  25,327                3,064,356
Total                                                                6,213,891

United Kingdom (32.4%)

Aerospace & defense (0.5%)
Rolls-Royce Group                             128,963(b)               586,057
Rolls-Royce Group Cl B                     11,592,550                   22,661
Total                                                                  608,718

Airlines (0.6%)
British Airways                               156,051(b)               713,452

Banks and savings & loans (5.0%)
Barclays                                       59,948                  618,202
HBOS                                           80,681                1,196,071
Royal Bank of Scotland Group                   84,794                2,559,543
Standard Chartered                             86,194                1,554,146
Total                                                                5,927,962

Beverages & tobacco (1.4%)
Gallaher Group                                 48,988                  763,740
SABMiller                                      64,831                  961,086
Total                                                                1,724,826

Cellular telecommunications (4.3%)
O2                                            275,300(b)               615,592
Vodafone Group                              1,732,971                4,529,072
Total                                                                5,144,664

Chemicals (0.6%)
Imperial Chemical Inds                        140,293                  679,507

Energy (4.6%)
BP                                            373,589                3,806,917
Shell Transport & Trading                     184,645                1,658,288
Total                                                                5,465,205

Financial services (3.0%)
HSBC Holdings                                 224,555                3,589,755

Health care products (2.9%)
AstraZeneca                                    20,653                  903,333
GlaxoSmithKline                               100,698                2,543,028
Total                                                                3,446,361

Common stocks (continued)
Issuer                                         Shares                 Value(a)

United Kingdom (cont.)

Insurance (1.5%)
Friends Provident                             384,400               $1,182,281
Prudential                                     74,099                  667,740
Total                                                                1,850,021

Leisure time & entertainment (1.3%)
Carnival                                       30,548                1,572,138

Media (0.7%)
T&F Informa                                   119,765                  880,640

Metals (0.6%)
BHP Billiton                                   60,337                  738,553

Precious metals (0.6%)
Lonmin                                         43,715                  768,621

Restaurants (0.8%)
Enterprise Inns                                70,685                  985,612

Retail -- general (0.6%)
GUS                                            41,930                  670,715

Retail -- grocery (2.4%)
Tesco                                         298,392                1,761,568
Wm Morrison Supermarkets                      293,091                1,090,456
Total                                                                2,852,024

Utilities -- natural gas (1.0%)
BG Group                                      158,336                1,227,808

Total common stocks
(Cost: $97,592,374)                                               $115,056,332

Preferred stock (1.8%)(c)

Issuer                                         Shares                 Value(a)

Germany
Porsche                                         3,434               $2,214,919

Total preferred stock
(Cost: $1,889,565)                                                  $2,214,919

See accompanying notes to investments in securities.

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12   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Short-term securities (4.6%)(e)
Issuer                 Effective              Amount                Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies (3.8%)
Federal Home Loan Bank Disc Nt
  05-20-05                2.85%            $1,900,000               $1,896,842
Federal Home Loan Mtge Corp Disc Nt
  05-10-05                2.68                200,000                  199,836
Federal Natl Mtge Assn Disc Nts
  06-02-05                2.77              1,900,000                1,895,048
  06-13-05                2.79                500,000                  498,260
Total                                                                4,489,986

Short-term securities (continued)
Issuer                 Effective              Amount                Value(a)
                         yield              payable at
                                             maturity

Commercial paper (0.8%)
Sheffield Receivables
   05-02-05               2.96%            $1,000,000                 $999,753

Total short-term securities
(Cost: $5,490,126)                                                  $5,489,739

Total investments in securities
(Cost: $104,972,065)(f)                                           $122,760,990

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At April 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 3.7% of net assets. See Note 5 to the financial statements. 0.9% of net assets is the Fund's cash equivalent position.

(f) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $104,972,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                      $19,112,000
      Unrealized depreciation                                       (1,323,000)
                                                                    ----------
      Net unrealized appreciation                                  $17,789,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
13   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle European Equity Fund

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
     (identified cost $104,972,065)                                                                           $122,760,990
Foreign currency holdings (identified cost $1,076,183) (Note 1)                                                  1,073,773
Capital shares receivable                                                                                           12,390
Dividends and accrued interest receivable                                                                          455,299
Receivable for investment securities sold                                                                        2,342,714
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                        3,255
                                                                                                                     -----
Total assets                                                                                                   126,648,421
                                                                                                               -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                                   10,322
Capital shares payable                                                                                              27,178
Payable for investment securities purchased                                                                      2,033,049
Payable upon return of securities loaned (Note 5)                                                                4,434,500
Accrued investment management services fee                                                                           2,616
Accrued distribution fee                                                                                             1,565
Accrued transfer agency fee                                                                                            811
Accrued administrative services fee                                                                                    196
Other accrued expenses                                                                                              65,138
                                                                                                                    ------
Total liabilities                                                                                                6,575,375
                                                                                                                 ---------
Net assets applicable to outstanding capital stock                                                            $120,073,046
                                                                                                              ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $    308,212
Additional paid-in capital                                                                                     197,803,631
Undistributed net investment income                                                                                338,104
Accumulated net realized gain (loss) (Note 8)                                                                  (96,160,953)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies (Note 6)                                17,784,052
                                                                                                                ----------
Total -- representing net assets applicable to outstanding capital stock                                      $120,073,046
                                                                                                              ============
Net assets applicable to outstanding shares:               Class A                                            $ 83,449,075
                                                           Class B                                            $ 35,158,261
                                                           Class C                                            $  1,437,321
                                                           Class I                                            $     11,196
                                                           Class Y                                            $     17,193
Net asset value per share of outstanding capital stock:    Class A shares                 21,340,710          $       3.91
                                                           Class B shares                  9,101,194          $       3.86
                                                           Class C shares                    372,037          $       3.86
                                                           Class I shares                      2,865          $       3.91
                                                           Class Y shares                      4,396          $       3.91
                                                                                               -----          ------------
* Including securities on loan, at value (Note 5)                                                             $  4,216,396
                                                                                                              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Threadneedle European Equity Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $1,934,285
Interest                                                                                                            19,164
Fee income from securities lending (Note 5)                                                                         37,098
     Less foreign taxes withheld                                                                                  (290,433)
                                                                                                                  --------
Total income                                                                                                     1,700,114
                                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                                                 436,768
Distribution fee
     Class A                                                                                                       111,734
     Class B                                                                                                       187,566
     Class C                                                                                                         7,639
Transfer agency fee                                                                                                169,395
Incremental transfer agency fee
     Class A                                                                                                        12,650
     Class B                                                                                                         9,573
     Class C                                                                                                           403
Service fee -- Class Y                                                                                                   9
Administrative services fees and expenses                                                                           37,427
Compensation of board members                                                                                        5,148
Custodian fees                                                                                                      42,531
Printing and postage                                                                                                45,535
Registration fees                                                                                                   25,665
Audit fees                                                                                                          10,000
Other                                                                                                                6,961
                                                                                                                     -----
Total expenses                                                                                                   1,109,004
     Earnings credits on cash balances (Note 2)                                                                     (4,233)
                                                                                                                    ------
Total net expenses                                                                                               1,104,771
                                                                                                                 ---------
Investment income (loss) -- net                                                                                    595,343
                                                                                                                   -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (Note 3)                                                                              8,177,337
     Foreign currency transactions                                                                                 (55,038)
                                                                                                                   -------
Net realized gain (loss) on investments                                                                          8,122,299
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                           (735,799)
                                                                                                                  --------
Net gain (loss) on investments and foreign currencies                                                            7,386,500
                                                                                                                 ---------
Net increase (decrease) in net assets resulting from operations                                                 $7,981,843
                                                                                                                ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle European Equity Fund
                                                                                      April 30, 2005            Oct. 31, 2004
                                                                                     Six months ended            Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $    595,343              $    341,527
Net realized gain (loss) on investments                                                 8,122,299                 5,105,790
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                    (735,799)               12,391,731
                                                                                         --------                ----------
Net increase (decrease) in net assets resulting from operations                         7,981,843                17,839,048
                                                                                        ---------                ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                            (785,383)                 (931,614)
      Class B                                                                             (30,911)                 (117,709)
      Class C                                                                              (1,346)                   (3,500)
      Class I                                                                                (156)                       --
      Class Y                                                                                (176)                     (414)
                                                                                         --------                ----------
Total distributions                                                                      (817,972)               (1,053,237)
                                                                                         --------                ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              5,333,500                12,799,579
   Class B shares                                                                       2,327,687                 3,915,253
   Class C shares                                                                          89,363                   150,088
   Class I shares                                                                              --                    10,000
   Class Y shares                                                                              --                     2,500
Reinvestment of distributions at net asset value
   Class A shares                                                                         774,784                   921,592
   Class B shares                                                                          30,598                   116,543
   Class C shares                                                                           1,320                     3,415
   Class Y shares                                                                             152                       389
Payments for redemptions
   Class A shares                                                                     (14,932,636)              (25,920,853)
   Class B shares (Note 2)                                                             (5,723,235)              (12,129,834)
   Class C shares (Note 2)                                                               (215,176)                 (562,662)
   Class Y shares                                                                              --                   (22,903)
                                                                                      -----------               -----------
Increase (decrease) in net assets from capital share transactions                     (12,313,643)              (20,716,893)
                                                                                      -----------               -----------
Total increase (decrease) in net assets                                                (5,149,772)               (3,931,082)
Net assets at beginning of period                                                     125,222,818               129,153,900
                                                                                      -----------               -----------
Net assets at end of period                                                          $120,073,046              $125,222,818
                                                                                     ============              ============
Undistributed net investment income                                                  $    338,104              $    560,733
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle European Equity Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, American Express Financial Corporation (AEFC) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT
has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.80% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $77,058 for the six months ended April 30, 2005.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an indirect wholly-owned subsidiary of AEFC, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $72,872 for Class A and $22,300 for Class B for the six months ended April 30, 2005.

During the six months ended April 30, 2005, the Fund's custodian and transfer agency fees were reduced by $4,233 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $37,427,706 and $48,424,325, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                  Six months ended April 30, 2005
                                              Class A         Class B        Class C      Class I   Class Y
Sold                                        1,342,774         594,098         22,826           --        --
Issued for reinvested distributions           196,148           7,806            337           --        38
Redeemed                                   (3,757,895)     (1,455,547)       (54,629)          --        --
                                           ----------      ----------       --------        -----    ------
Net increase (decrease)                    (2,218,973)       (853,643)       (31,466)          --        38
                                           ----------      ----------       --------        -----    ------

                                                                     Year ended Oct. 31, 2004
                                              Class A         Class B        Class C     Class I*   Class Y
Sold                                        3,633,085       1,120,319         42,678        2,865       720
Issued for reinvested distributions           266,356          33,977            996           --       113
Redeemed                                   (7,372,123)     (3,519,368)      (161,534)          --    (6,240)
                                           ----------      ----------       --------        -----    ------
Net increase (decrease)                    (3,472,682)     (2,365,072)      (117,860)       2,865    (5,407)
                                           ----------      ----------       --------        -----    ------

* Inception date was July 15, 2004.

--------------------------------------------------------------------------------
21   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $4,216,396 were on loan to brokers. For collateral, the Fund received $4,434,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $37,098 for the six months ended April 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date             Currency to    Currency to    Unrealized    Unrealized
                         be delivered    be received  appreciation  depreciation
May 4, 2005                   738,552        953,500        $3,205           $--
               European Monetary Unit    U.S. Dollar
May 4, 2005                   953,500        500,000            50            --
                          U.S. Dollar  British Pound
                                                            ------           ---
Total                                                       $3,255           $--
                                                            ------           ---

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $103,905,954 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                   2009                     2010                     2011
                $82,370,221              $16,514,518              $5,021,215

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(g)      2004         2003        2002       2001
Net asset value, beginning of period                                    $3.71        $3.25        $2.83       $3.30     $ 4.90
                                                                        -----        -----        -----       -----     ------
Income from investment operations:
Net investment income (loss)                                              .02          .02          .04         .03        .02
Net gains (losses) (both realized and unrealized)                         .21          .48          .40        (.50)     (1.59)
                                                                        -----        -----        -----       -----     ------
Total from investment operations                                          .23          .50          .44        (.47)     (1.57)
                                                                        -----        -----        -----       -----     ------
Less distributions:
Dividends from net investment income                                     (.03)        (.04)        (.02)         --         --
Distributions from realized gains                                          --           --           --          --       (.03)
                                                                        -----        -----        -----       -----     ------
Total distributions                                                      (.03)        (.04)        (.02)         --       (.03)
                                                                        -----        -----        -----       -----     ------
Net asset value, end of period                                          $3.91        $3.71        $3.25       $2.83     $ 3.30
                                                                        -----        -----        -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $83          $87          $88        $100       $144
Ratio of expenses to average daily net assets(b)                        1.49%(c)     1.49%        1.54%       1.54%      1.37%(d)
Ratio of net investment income (loss) to average daily net assets       1.16%(c)      .50%        1.07%        .68%       .69%
Portfolio turnover rate (excluding short-term securities)                 30%          73%         186%        110%       297%
Total return(e)                                                         6.30%(f)    15.29%       15.89%     (14.18%)   (32.23%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class A would have been 1.53% for the period ended Oct. 31, 2001.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(g)      2004         2003        2002       2001
Net asset value, beginning of period                                    $3.65        $3.20        $2.78       $3.27     $ 4.89
                                                                        -----        -----        -----       -----     ------
Income from investment operations:
Net investment income (loss)                                              .01         (.01)         .01          --         --
Net gains (losses) (both realized and unrealized)                         .20          .47          .41        (.49)     (1.59)
                                                                        -----        -----        -----       -----     ------
Total from investment operations                                          .21          .46          .42        (.49)     (1.59)
                                                                        -----        -----        -----       -----     ------
Less distributions:
Dividends from net investment income                                       --         (.01)          --          --         --
Distributions from realized gains                                          --           --           --          --       (.03)
                                                                        -----        -----        -----       -----     ------
Total distributions                                                        --         (.01)          --          --       (.03)
                                                                        -----        -----        -----       -----     ------
Net asset value, end of period                                          $3.86        $3.65        $3.20       $2.78     $ 3.27
                                                                        -----        -----        -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $35          $36          $39         $45        $66
Ratio of expenses to average daily net assets(b)                        2.26%(c)     2.26%        2.32%       2.31%      2.14%(d)
Ratio of net investment income (loss) to average daily net assets        .39%(c)     (.25%)        .31%       (.08%)     (.07%)
Portfolio turnover rate (excluding short-term securities)                 30%          73%         186%        110%       297%
Total return(e)                                                         5.84%(f)    14.39%       15.11%     (14.98%)   (32.71%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class B would have been 2.30% for the period ended Oct. 31, 2001.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(g)      2004         2003        2002       2001
Net asset value, beginning of period                                    $3.65        $3.20        $2.78       $3.27     $ 4.88
                                                                        -----        -----        -----       -----     ------
Income from investment operations:
Net investment income (loss)                                              .01         (.01)         .01          --         --
Net gains (losses) (both realized and unrealized)                         .20          .47          .41        (.49)     (1.58)
                                                                        -----        -----        -----       -----     ------
Total from investment operations                                          .21          .46          .42        (.49)     (1.58)
                                                                        -----        -----        -----       -----     ------
Less distributions:
Dividends from net investment income                                       --         (.01)          --          --         --
Distributions from realized gains                                          --           --           --          --       (.03)
                                                                        -----        -----        -----       -----     ------
Total distributions                                                        --         (.01)          --          --       (.03)
                                                                        -----        -----        -----       -----     ------
Net asset value, end of period                                          $3.86        $3.65        $3.20       $2.78     $ 3.27
                                                                        -----        -----        -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $1           $1           $2          $2         $2
Ratio of expenses to average daily net assets(b)                        2.26%(c)     2.26%        2.32%       2.32%      2.14%(d)
Ratio of net investment income (loss) to average daily net assets        .39%(c)     (.26%)        .31%       (.10%)     (.08%)
Portfolio turnover rate (excluding short-term securities)                 30%          73%         186%        110%       297%
Total return(e)                                                         5.84%(f)    14.30%       15.17%     (14.98%)   (32.57%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.30% for the period ended Oct. 31, 2001.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(g)      2004(b)
Net asset value, beginning of period                                    $3.72        $3.49
                                                                        -----        -----
Income from investment operations:
Net investment income (loss)                                              .04           --
Net gains (losses) (both realized and unrealized)                         .20          .23
                                                                        -----        -----
Total from investment operations                                          .24          .23
                                                                        -----        -----
Less distributions:
Dividends from net investment income                                     (.05)          --
                                                                        -----        -----
Net asset value, end of period                                          $3.91        $3.72
                                                                        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--          $--
Ratio of expenses to average daily net assets(c)                         .96%(d)      .96%(d)
Ratio of net investment income (loss) to average daily net assets       1.72%(d)      .07%(d)
Portfolio turnover rate (excluding short-term securities)                 30%          73%
Total return(e)                                                         6.56%(f)     6.59%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2005(g)      2004         2003        2002       2001
Net asset value, beginning of period                                    $3.71        $3.26        $2.84       $3.31     $ 4.89
                                                                        -----        -----        -----       -----     ------
Income from investment operations:
Net investment income (loss)                                              .02          .03          .04         .03        .03
Net gains (losses) (both realized and unrealized)                         .22          .46          .41        (.50)     (1.58)
                                                                        -----        -----        -----       -----     ------
Total from investment operations                                          .24          .49          .45        (.47)     (1.55)
                                                                        -----        -----        -----       -----     ------
Less distributions:
Dividends from net investment income                                     (.04)        (.04)        (.03)         --         --
Distributions from realized gains                                          --           --           --          --       (.03)
                                                                        -----        -----        -----       -----     ------
Total distributions                                                      (.04)        (.04)        (.03)         --       (.03)
                                                                        -----        -----        -----       -----     ------
Net asset value, end of period                                          $3.91        $3.71        $3.26       $2.84     $ 3.31
                                                                        -----        -----        -----       -----     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $--          $--          $--         $--        $--
Ratio of expenses to average daily net assets(b)                        1.32%(c)     1.29%        1.36%       1.35%      1.19%(d)
Ratio of net investment income (loss) to average daily net assets       1.37%(c)      .33%        1.21%        .76%       .84%
Portfolio turnover rate (excluding short-term securities)                 30%          73%         186%        110%       297%
Total return(e)                                                         6.47%(f)    15.20%       16.12%     (14.10%)   (31.89%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class Y would have been 1.35% for the period ended Oct. 31, 2001.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

                                                      Beginning           Ending            Expenses
                                                    account value      account value       paid during        Annualized
                                                    Nov. 1, 2004      April 30, 2005      the period(a)      expense ratio
Class A
    Actual(b)                                          $1,000            $1,063.00            $7.66              1.49%
    Hypothetical (5% return before expenses)           $1,000            $1,017.50            $7.49              1.49%
Class B
    Actual(b)                                          $1,000            $1,058.40           $11.60              2.26%
    Hypothetical (5% return before expenses)           $1,000            $1,013.66           $11.35              2.26%
Class C
    Actual(b)                                          $1,000            $1,058.40           $11.60              2.26%
    Hypothetical (5% return before expenses)           $1,000            $1,013.66           $11.35              2.26%
Class I
    Actual(b)                                          $1,000            $1,065.60            $4.94               .96%
    Hypothetical (5% return before expenses)           $1,000            $1,020.14            $4.84               .96%
Class Y
    Actual(b)                                          $1,000            $1,064.70            $6.79              1.32%
    Hypothetical (5% return before expenses)           $1,000            $1,018.35            $6.64              1.32%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +6.30% for Class A, +5.84% for Class B, +5.84% for Class C, +6.56% for Class I and +6.47% for Class Y.

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004, although below the median, was consistent with the management style of the Fund in light of market conditions in 2004.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE EUROPEAN EQUITY FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R) Threadneedle
         International
                Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  April 30, 2005

AXP Threadneedle International Fund seeks to provide shareholders with long-term capital growth.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                             3

Performance Summary                                       4

Questions & Answers with Portfolio Management             6

Investments in Securities                                10

Financial Statements                                     16

Notes to Financial Statements                            19

Fund Expenses Example                                    31

Approval of Investment Management Services Agreement     33

Proxy Voting                                             35

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated. The current subadvisory agreement will remain in place.

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot AT APRIL 30, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry
Alex Lyle                                 10/03              24
Dominic Rossi                             10/03              18

* The Fund is managed by a team led by Alex Lyle and Dominic Rossi.

FUND OBJECTIVE

For investors seeking long-term capital growth.

Inception dates by class
A: 11/15/84    B: 3/20/95     C: 6/26/00    I: 3/4/04     Y: 3/20/95

Ticker symbols by class
A: INIFX       B: IWWGX       C: --         I: --         Y: IDIYX

Total net assets                                      $542.1 million

Number of holdings                                               146

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
         X             LARGE
         X             MEDIUM   SIZE
         X             SMALL

COUNTRY COMPOSITION

Percentage of portfolio assets

(pie chart)

United Kingdom 24.0%
Japan 18.7%
Switzerland 8.6%
Germany 7.2%
France 6.3%
Cash & short-term securities 5.4%
Spain 4.7%
Italy 4.6%
Hong Kong 2.8%
South Korea 2.0%
Taiwan 1.9%
Ireland 1.8%
Netherlands 1.8%
Australia 1.4%
Singapore 1.2%
Brazil 1.1%
Finland 1.1%
Denmark 1.0%
Sweden 1.0%
Other* 3.4%

* Includes Austria, Belgium, Hungary, Israel, Mexico, Russia and Thailand.

TOP TEN HOLDINGS

Percentage of portfolio assets

Roche Holding (Switzerland)                                         3.1%
Tesco (United Kingdom)                                              2.3
Total (France)                                                      2.2
Vodafone Group (United Kingdom)                                     2.2
Eni (Italy)                                                         2.1
UBS (Switzerland)                                                   1.9
Prudential (United Kingdom)                                         1.8
Standard Chartered (United Kingdom)                                 1.8
AXA (France)                                                        1.7
Banco Santander Central Hispano (Spain)                             1.5

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

There are special risk considerations associated with international investing related to market, currency, economic, political and other factors.

Shares of small- or medium-sized companies may be subject to more abrupt or erratic price movement than stocks of larger companies. Some of these companies also have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)

                             PERFORMANCE COMPARISON
                 For the six-month period ended April 30, 2005

                  +6.07%             +8.95%              +7.95%

+6.07% = AXP Threadneedle International Fund Class A (excluding sales charge) +8.95% = MSCI EAFE Index(1) (unmanaged)
+7.95% = Lipper International Large-Cap Core Funds Index(2)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lipper International Large-Cap Core Funds Index includes the 10 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

AVERAGE ANNUAL TOTAL RETURNS
                                    Class A                   Class B                   Class C              Class I    Class Y
(Inception dates)                 (11/15/84)                 (3/20/95)                 (6/26/00)            (3/4/04)   (3/20/95)
                                                                     After                     After
                              NAV(1)     POP(2)         NAV(1)      CDSC(3)       NAV(1)     CDSC(4)         NAV(5)     NAV(6)
at April 30, 2005
6 months*                     +6.07%     -0.03%         +5.61%      +1.61%        +5.68%      +4.68%         +6.35%     +6.13%
1 year                       +10.96%     +4.57%        +10.24%      +6.24%       +10.35%     +10.35%        +11.90%    +11.17%
3 years                       +4.37%     +2.33%         +3.59%      +2.65%        +3.59%      +3.59%          N/A       +4.59%
5 years                       -7.69%     -8.77%         -8.41%      -8.56%          N/A         N/A           N/A       -7.48%
10 years                      +2.07%     +1.46%         +1.28%      +1.28%          N/A         N/A           N/A       +2.25%
Since inception               +7.83%     +7.52%         +1.94%      +1.94%        -8.18%      -8.18%         +6.16%     +2.91%

at March 31, 2005
6 months*                    +11.68%     +5.26%        +11.34%      +7.34%       +11.30%     +10.30%        +11.94%    +11.89%
1 year                        +9.63%     +3.33%         +8.74%      +4.74%        +8.68%      +8.68%        +10.24%     +9.85%
3 years                       +5.42%     +3.36%         +4.60%      +3.68%        +4.56%      +4.56%          N/A       +5.70%
5 years                       -8.46%     -9.54%         -9.18%      -9.33%          N/A         N/A           N/A       -8.28%
10 years                      +2.67%     +2.06%         +1.88%      +1.88%          N/A         N/A           N/A       +2.85%
Since inception               +8.01%     +7.69%         +2.24%      +2.24%        -7.81%      -7.81%         +9.19%     +3.21%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to eligible investors only, currently limited to AXP Portfolio Builder Series funds, six affiliated funds-of-funds.

(6) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

--------------------------------------------------------------------------------
5   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Below, portfolio managers Alex Lyle and Dominic Rossi discuss the Fund's results and positioning for the semiannual period.

Q: How did AXP Threadneedle International Fund perform for the six months ended April 30, 2005?

A: AXP Threadneedle International Fund rose 6.07% (Class A shares excluding sales charge) for the six months ended April 30, 2005. This was less than the Fund's benchmark, the MSCI EAFE Index, which advanced 8.95% for the period. The Fund's peer group, as represented by the Lipper International Large-Cap Core Funds Index, was up 7.95% for the same time frame.

Q:  What factors affected Fund performance during the period?

A: The Fund underperformed its benchmark index, the MSCI EAFE, due mainly to stock selection and sector strategy. Auto stocks negatively impacted the Fund during the period as the Fund owns stock in several European automakers and suppliers. The strength of the euro against the U.S. dollar has been especially difficult for the European auto industry. Porsche was a negative contributor as its shares fell sharply against the backdrop of a weaker dollar, which makes its products more expensive in the important U.S. market.

    One recent detractor to performance was the Fund's low exposure to pharmaceuticals. The pharmaceuticals sector suffered in the earlier part of the period from several successful drugs going off patent and several other popular drugs being taken off the market. However, the sector had subsequently rallied during April as investors sought exposure to sectors displaying defensive growth characteristics. The Fund did have some positions that added value, notably Swiss pharmaceutical company Roche. However, the Fund did not hold a number of large stocks which hurt its performance relative to the MSCI EAFE Index.

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at April 30, 2005

(pie chart)

Stocks 93.3%
Financials 26.5%
Materials 9.4%
Consumer discretionary 9.3%
Energy 9.0%
Information technology 8.4%
Health care 7.9%
Industrials 7.3%
Consumer staples 6.7%
Utilities 4.6%
Telecommunications 3.0%
Telecommunication services 1.2%

Preferred stock 1.3%
Consumer discretionary 1.3%

Cash equivalents 5.4%
Short-term securities 5.4%

--------------------------------------------------------------------------------
6   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The strength of the euro against the U.S. dollar has been especially difficult for the European auto industry. (end callout quote)

    The Fund's large weightings in the oil sector and the mining sector contributed positively during the period. Oil stocks benefited from persistently high oil prices during the semiannual period, reaching a record high of more than $57 a barrel in April. We think the prices of both oil and commodities in general will remain high due to a shortage of supply and strong demand.

    Carnival, the U.K. cruise company, was hit by concerns that weakness in U.S. consumer confidence would negatively affect demand going forward. However, we are still confident in holding this stock and believe the Fund will benefit in time.

    Another disappointing stock was William Morrison Supermarkets, the food retailer in the U.K. that bought Safeway last year. Morrison has had a very good track record, but the reorganization of Safeway is taking longer than expected. We have respect for the company's management team, which has historically managed the business extremely well, and we are continuing to hold the stock believing that management will eventually get a handle on Safeway.

    With economic growth concerns resurfacing later in the six-month period, some of the Fund's more cyclical holdings underperformed, including U.K.-based steel company Corus, Korean technology stock Samsung, and Brazilian iron ore producer CVRD. On a more positive note, the Fund benefited from positions in the Asian property and retail sectors as a result of asset reflation and growing consumption in the region.

--------------------------------------------------------------------------------
7   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> In the current environment of slow economic growth and higher interest rates, we think strong companies that can achieve reasonable growth in a difficult environment will be attractive to investors. (end callout quote)

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We have been gradually adding to quality growth companies over the period. We have added to FastWeb, a broadband access company in Italy, and Continental, a German manufacturer of automobile equipment such as tires and specialized auto components. Continental has developed some state-of-the-art products, such as a stabilization system for SUVs that could be very successful in the future. We like companies that we think can achieve above average growth, which includes a variety of companies across sectors and these are generally trading at attractive prices.

    We have become a bit more defensive within the emerging markets. We still like the medium term outlook, but in our view, the prospect of rising bond yields around the globe and rising interest rates in the immediate future may turn out to be a slightly tougher environment for emerging markets. We have reduced weightings in some of the areas that we think might suffer from those moves.

    Within emerging markets, we have reduced our positions in Latin America and South Africa, and we have reduced the Fund's Eastern European exposure by selling our holding in HANSA Bank in Estonia. We are focused on Asia, which is regarded as a more defensive area within emerging markets. We recently added POSCO, a Korean steel company, to the portfolio, which is benefiting from a firm pricing environment.

    Renewed growth in real estate has been playing out in the Far East for some time, particularly in Hong Kong and Singapore. We expect to see further rises in property prices, which will benefit companies in these areas, and we are encouraged by the economic environment. We have been adding to construction, for example, Nishimatsu Construction in Japan. We have reduced some holdings in Japan that we didn't feel confident about and raised the weightings in domestically oriented companies including auto manufacturer Toyota Motor, retailer Marui, Nippon Oil and Daiwa House Industry.

--------------------------------------------------------------------------------
8   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Generally speaking, mid-cap and small-cap companies have outperformed large-caps in Japan. The Fund is geared toward the larger companies where we think there is more value. Recently, larger-cap stocks have performed better and we are hopeful that will continue, which would help performance.

    We also increased our holding in U.K. life insurer Prudential, where a change of management is providing a catalyst for outperformance. Among the notable sales during the semiannual period were mobile stocks America Movil and O2. After these stocks had a strong run, we decided to decrease risk and lock in profits. Finally, we added some exposure to the pharmaceuticals sector during the sector's strong rally in April.

Q:  What is the Fund's tactical view and strategy for the months ahead?

A: We are optimistic on international equities. The main strategy is to focus on quality companies, and we have been adding to quality names in the portfolio. We think that higher grade companies should perform better in the future. These stocks appear cheaper as a result of underperforming over the last five years. In the current environment of slow economic growth and higher interest rates, we think strong companies that can achieve reasonable growth in a difficult environment will be attractive to investors.

    Regarding geography, we have added to Japan and reduced emerging markets. Within Europe, we are more optimistic on the U.K. than continental Europe in the current slowing environment. The U.K. market tends to do well in slightly tougher economic environments, whereas continental Europe tends to do well in cyclical upturns.

    In the oil sector in particular, merger and acquisition activity could increase as companies struggle to find new reserves. All the easy oil has been found and it is tempting for companies to build reserves through acquisitions rather than explore for them. We intend to continue the Fund's overweights in the energy sector. We still think there are supply shortages and continuing strong demand from the U.S. and Chinese economies.

--------------------------------------------------------------------------------
9   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

AXP Threadneedle International Fund

April 30, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (96.8%)(c)
Issuer                                        Shares                   Value(a)

Australia (1.5%)

Financial services (0.4%)
Lend Lease                                    223,175               $2,085,211

Metals (0.9%)
BHP Billiton                                  371,306                4,696,308

Precious metals (0.2%)
Newcrest Mining                               103,904                1,210,816

Austria (0.5%)

Building materials & construction
Wienerberger                                   64,311                2,723,574

Belgium (0.9%)

Food (0.5%)
Colruyt                                        17,101                2,582,214

Telecom equipment & services (0.4%)
Belgacom                                       62,765                2,403,344

Brazil (1.2%)

Energy (0.6%)
Petroleo Brasileiro ADR                        81,829                3,007,216

Metals (0.6%)
Cia Vale do Rio Doce ADR                      147,600                3,424,320

Denmark (1.1%)

Industrial transportation
AP Moller - Maersk                                660                5,831,047

Finland (1.1%)

Energy (0.6%)
Neste Oil                                     149,814(b)             3,346,412

Telecom equipment & services (0.5%)
Nokia                                         180,350                2,875,196

Common stocks (continued)
Issuer                                        Shares                   Value(a)

France (6.6%)

Energy (2.3%)
Total                                          56,535              $12,570,690

Health care services (1.0%)
Essilor Intl                                   73,186                5,224,470

Insurance (1.7%)
AXA                                           372,440(d)             9,301,490

Machinery (0.8%)
Schneider Electric                             59,769                4,307,527

Multi-industry (0.8%)
Neopost                                        49,221                4,125,118

Germany (6.1%)

Automotive & related (1.2%)
Continental                                    90,525                6,684,042

Banks and savings & loans (0.7%)
Hypo Real Estate Holding                       91,280(b)             3,782,359

Computer hardware (0.7%)
Wincor Nixdorf                                 43,956                3,578,718

Health care products (0.8%)
Celesio                                        54,124                4,307,452

Insurance (0.7%)
Allianz                                        32,230                3,885,473

Utilities -- electric (1.3%)
E.ON                                           79,872(d)             6,774,185

Utilities -- telephone (0.7%)
Deutsche Telekom                              210,783(d)             3,988,333

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

Hong Kong (2.9%)

Financial services (1.2%)
Cheung Kong Holdings                          246,000               $2,325,450
Sun Hung Kai Properties                       405,000                3,878,568
Total                                                                6,204,018

Multi-industry (0.8%)
Swire Pacific Cl A                            514,500                4,288,368

Real estate (0.3%)
New World Development                       1,642,200                1,766,511

Retail -- general (0.6%)
Esprit Holdings                               441,500                3,289,070

Hungary (0.5%)

Banks and savings & loans
OTP Bank                                       89,900                2,763,594

Ireland (1.9%)

Banks and savings & loans (1.2%)
Allied Irish Banks                            173,760                3,543,649
Anglo Irish Bank                              234,640                2,699,856
Total                                                                6,243,505

Building materials & construction (0.7%)
CRH                                           161,119                4,013,700

Israel (0.3%)

Computer software & services
Check Point Software Technologies              75,900(b)             1,590,105

Italy (4.7%)

Banks and savings & loans (0.6%)
Banco Popolare di Verona
  e Novara                                    169,447                3,120,019

Energy (2.2%)
Eni                                           467,097               11,744,455

Insurance (0.6%)
Riunione Adriatica di Sicurta                 157,847(d)             3,435,339

Telecom equipment & services (0.7%)
FastWeb                                        88,069(b)             3,953,663

Utilities -- electric (0.6%)
Enel                                          357,013                3,386,321

Common stocks (continued)
Issuer                                        Shares                   Value(a)

Japan (19.3%)

Automotive & related (1.6%)
Honda Motor                                    42,000               $2,021,474
Toyota Motor                                  183,300                6,651,765
Total                                                                8,673,239

Banks and savings & loans (1.6%)
ACOM                                           27,490                1,767,233
Bank of Kyoto                                 150,000                1,265,798
Mitsubishi Tokyo Financial Group                  519                4,486,228
Sumitomo Mitsui Financial Group                   224                1,445,960
Total                                                                8,965,219

Building materials & construction (1.2%)
Asahi Glass                                   250,000                2,769,847
Nishimatsu Construction                       782,000                2,924,883
Okumura                                       173,000                1,072,340
Total                                                                6,767,070

Cellular telecommunications (0.4%)
NTT DoCoMo                                      1,383                2,141,713

Chemicals (1.2%)
Shin-Etsu Chemical                             50,000                1,843,545
Showa Denko                                   450,000                1,139,592
Sumitomo Chemical                             683,000                3,484,004
Total                                                                6,467,141

Computer software & services (0.6%)
Net One Systems                                   191                  483,558
Nintendo                                        9,000                1,021,128
NIWS                                               70                  109,345
Nomura Research Institute                      17,400                1,656,861
Total                                                                3,270,892

Electronics (1.8%)
eAccess                                         1,252                  961,483
Keyence                                        14,990                3,307,465
Murata Mfg                                     35,000                1,735,062
NEC                                           300,000                1,649,307
Pioneer                                        71,400                1,215,398
Victor Company of Japan                       207,000                1,607,763
Total                                                               10,476,478

Energy (0.5%)
Nippon Oil                                    389,000                2,745,251

Engineering & construction (0.6%)
Daiwa House Industry                          300,000                3,364,543

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

Japan (cont.)

Financial services (1.3%)
Nomura Holdings                               250,000               $3,180,829
Sumitomo Trust & Banking                      450,000                2,806,796
TOC                                           149,000                1,242,541
Total                                                                7,230,166

Health care products (1.1%)
Chugai Pharmaceutical                         151,000                2,358,281
Sankyo                                         63,700                1,327,398
Yamanouchi Pharmaceutical                      60,400                2,187,250
Total                                                                5,872,929

Home building (0.6%)
Daito Trust Construction                       75,300                3,007,453

Industrial transportation (0.1%)
Tokyu                                         104,000                  503,390

Insurance (0.5%)
Mitsui Sumitomo Insurance                     123,000                1,117,222
T&D Holdings                                   29,450                1,453,738
Total                                                                2,570,960

Machinery (1.4%)
Amada                                         450,000                2,781,127
Kurita Water Inds.                            137,200                2,128,965
SMC                                            21,000                2,206,174
Takuma                                         84,000                  680,323
Total                                                                7,796,589

Media (0.8%)
Nippon Telegraph & Telephone                      295                1,235,948
Toppan Printing                               269,000                2,932,748
Total                                                                4,168,696

Metals (0.9%)
Mitsui Mining & Smelting                      576,000                2,473,189
Nippon Steel                                  923,000                2,338,689
Total                                                                4,811,878

Miscellaneous (0.2%)
Mitsubishi Logistics                          102,000                1,055,004

Multi-industry (0.5%)
Canon                                          54,000                2,808,993

Paper & packaging (0.5%)
Nippon Paper Group                                601                2,581,811

Real estate (0.5%)
Mitsui Fudosan                                248,000                2,767,900

Common stocks (continued)
Issuer                                        Shares                   Value(a)

Japan (cont.)

Retail -- general (0.8%)
Komeri                                         78,100               $1,969,579
Marui                                         175,000                2,238,533
Total                                                                4,208,112

Textiles & apparel (0.3%)
ONWARD Kashiyama                              122,000                1,566,769

Utilities -- electric (0.3%)
Tokyo Electric Power                           62,000                1,488,332

Mexico (0.5%)

Retail -- general
Wal-Mart de Mexico Series V                   704,952                2,615,541

Netherlands (1.8%)

Energy (1.0%)
Royal Dutch Petroleum                          89,995                5,251,416

Food (0.8%)
Royal Numico                                  111,166(b)             4,598,775

Russia (0.5%)

Utilities -- telephone
Mobile Telesystems ADR                         81,673                2,744,213

Singapore (1.2%)

Banks and savings & loans (0.8%)
DBS Group Holdings                            468,000                4,089,636

Real estate (0.4%)
City Developments                             554,000                2,337,309

South Korea (2.1%)

Banks and savings & loans (0.5%)
Kookmin Bank                                   69,480                2,949,649

Electronics (1.1%)
Samsung Electronics                            12,550                5,740,435

Metals (0.5%)
POSCO                                          13,597                2,477,038

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

Spain (4.8%)

Banks and savings & loans (2.7%)
Banco Bilbao Vizcaya Argentaria               385,082               $5,963,510
Banco Santander Central Hispano               746,803                8,697,679
Total                                                               14,661,189

Computer software & services (0.8%)
Indra Sistemas                                263,158                4,553,962

Utilities -- electric (1.3%)
Iberdrola                                     267,469                6,967,620

Sweden (1.1%)

Beverages & tobacco (0.6%)
Swedish Match                                 286,400                3,377,477

Telecom equipment & services (0.5%)
Telefonaktiebolaget LM
  Ericsson Cl B                               850,877                2,518,602

Switzerland (9.0%)

Banks and savings & loans (2.0%)
UBS                                           135,589               10,842,526

Chemicals (0.9%)
Syngenta                                       47,731(b)             4,945,162

Food (1.1%)
Nestle                                         23,047                6,065,241

Health care products (4.1%)
Nobel Biocare Holding                          21,905                4,690,284
Roche Holding                                 144,032               17,426,676
Total                                                               22,116,960

Metals (0.5%)
Xstrata                                       149,650                2,585,046

Retail -- general (0.4%)
Swatch Group Cl B                              16,478                2,117,366

Taiwan (2.0%)

Banks and savings & loans (1.1%)
Chinatrust Financial Holding                5,152,641                5,918,696

Electronics (0.9%)
Taiwan Semiconductor Mfg                    2,827,707                4,703,494

Common stocks (continued)
Issuer                                        Shares                   Value(a)

Thailand (0.3%)

Banks and savings & loans
Bangkok Bank                                  618,300               $1,677,841

United Kingdom (24.8%)

Aerospace & defense (0.6%)
Rolls-Royce Group                             738,973(b)             3,358,173
Rolls-Royce Group Cl B                     49,622,850                   97,002
Total                                                                3,455,175

Airlines (0.6%)
British Airways                               717,776(b)             3,281,609

Banks and savings & loans (3.0%)
Barclays                                      315,128                3,249,694
Royal Bank of Scotland Group                  114,965                3,470,269
Standard Chartered                            547,976                9,880,437
Total                                                               16,600,400

Beverages & tobacco (0.7%)
Gallaher Group                                230,136                3,587,902

Building materials & construction (0.5%)
BPB                                           301,778                2,625,552

Cellular telecommunications (2.7%)
O2                                          1,268,138(b)             2,835,653
Vodafone Group                              4,647,321               12,145,646
Total                                                               14,981,299

Chemicals (0.7%)
Imperial Chemical Inds                        738,007                3,574,521

Computer software & services (0.5%)
ARM Holdings                                1,510,128                2,754,369

Energy (2.2%)
BP                                            732,721                7,466,515
Shell Transport & Trading                     482,488                4,333,202
Total                                                               11,799,717

Financial services (2.3%)
3i Group                                      274,242                3,355,285
HSBC Holdings                                 270,789                4,328,856
Land Securities Group                         180,746                4,599,584
Total                                                               12,283,725

Health care products (1.3%)
GlaxoSmithKline                               276,606                6,985,409

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Issuer                                        Shares                   Value(a)

United Kingdom (cont.)

Insurance (2.5%)
Friends Provident                           1,072,627               $3,299,028
Prudential                                  1,117,270               10,068,229
Total                                                               13,367,257

Leisure time & entertainment (1.2%)
Carnival                                      127,009                6,536,457

Restaurants (0.7%)
Enterprise Inns                               260,877                3,637,598

Retail -- general (0.9%)
GUS                                           290,855                4,652,534

Retail -- grocery (3.1%)
Tesco                                       2,174,539               12,837,471
Wm Morrison Supermarkets                    1,264,680                4,705,289
Total                                                               17,542,760

Utilities -- natural gas (1.3%)
BG Group                                      932,225                7,228,886

Total common stocks
(Cost: $470,113,860)                                              $524,575,075

Preferred stock & other (1.4%)(c)
Issuer                                        Shares                   Value(a)

Germany
Porsche                                        11,454               $7,387,795

Singapore
City Development
  Warrants                                     55,400(b)               146,849

Total preferred stock & other
(Cost: $6,476,025)                                                  $7,534,644

Short-term securities (5.7%)(e)
Issuer                 Effective              Amount                  Value(a)
                         yield              payable at
                                             maturity

U.S. government agencies
Federal Home Loan Bank Disc Nt
   05-13-05               2.75%           $11,000,000              $10,988,236
Federal Natl Mtge Assn Disc Nts
   05-18-05               2.66              4,200,000                4,194,120
   06-02-05               2.77             10,400,000               10,372,891
   06-22-05               2.75              5,100,000                5,079,052

Total short-term securities
(Cost: $30,635,119)                                                $30,634,299

Total investments in securities
(Cost: $507,225,004)(f)                                           $562,744,018

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)   Non-income producing.

(c)   Foreign security values are stated in U.S. dollars.

(d) At April 30, 2005, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in short-term securities and represents 4.4% of net assets. See Note 5 to the financial statements. 1.3% of net assets is the Fund's cash equivalent position.

(f) At April 30, 2005, the cost of securities for federal income tax purposes was approximately $507,225,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                $64,404,000
      Unrealized depreciation                                 (8,885,000)
                                                              ----------
      Net unrealized appreciation                            $55,519,000
                                                             -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
15   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Threadneedle International Fund

April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $507,225,004)                                                                             $ 562,744,018
Cash in bank on demand deposit                                                                                      202,652
Foreign currency holdings (identified cost $2,745,092) (Note 1)                                                   2,758,435
Capital shares receivable                                                                                            87,365
Dividends and accrued interest receivable                                                                         3,552,854
Receivable for investment securities sold                                                                        10,896,289
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                                         2,496
                                                                                                                      -----
Total assets                                                                                                    580,244,109
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              120,407
Payable for investment securities purchased                                                                      13,747,669
Payable upon return of securities loaned (Note 5)                                                                24,112,750
Accrued investment management services fee                                                                           11,537
Accrued distribution fee                                                                                              5,090
Accrued service fee                                                                                                      81
Accrued transfer agency fee                                                                                           4,312
Accrued administrative services fee                                                                                     838
Other accrued expenses                                                                                              178,520
                                                                                                                    -------
Total liabilities                                                                                                38,181,204
                                                                                                                 ----------
Net assets applicable to outstanding capital stock                                                            $ 542,062,905
                                                                                                              =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                      $     782,275
Additional paid-in capital                                                                                      933,734,524
Undistributed net investment income                                                                               1,251,522
Accumulated net realized gain (loss) (Note 8)                                                                  (449,325,260)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 6)                                   55,619,844
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                      $ 542,062,905
                                                                                                              =============
Net assets applicable to outstanding shares:               Class A                                            $ 385,977,809
                                                           Class B                                            $  88,615,199
                                                           Class C                                            $   2,524,255
                                                           Class I                                            $  35,036,266
                                                           Class Y                                            $  29,909,376
Net asset value per share of outstanding capital stock:    Class A shares                    55,512,902       $        6.95
                                                           Class B shares                    13,064,673       $        6.78
                                                           Class C shares                       374,666       $        6.74
                                                           Class I shares                     4,997,944       $        7.01
                                                           Class Y shares                     4,277,333       $        6.99
                                                                                              ---------       -------------
* Including securities on loan, at value (Note 5)                                                             $  22,758,820
                                                                                                              =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Threadneedle International Fund

Six months ended April 30, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 7,040,276
Interest                                                                                                            116,803
Fee income from securities lending (Note 5)                                                                         147,964
   Less foreign taxes withheld                                                                                     (863,677)
                                                                                                                   --------
Total income                                                                                                      6,441,366
                                                                                                                  ---------
Expenses (Note 2):
Investment management services fee                                                                                1,941,955
Distribution fee
   Class A                                                                                                          483,064
   Class B                                                                                                          428,750
   Class C                                                                                                           11,378
Transfer agency fee                                                                                                 866,451
Incremental transfer agency fee
   Class A                                                                                                           56,561
   Class B                                                                                                           22,683
   Class C                                                                                                              470
Service fee -- Class Y                                                                                               16,138
Administrative services fees and expenses                                                                           154,656
Compensation of board members                                                                                         5,931
Custodian fees                                                                                                      100,800
Printing and postage                                                                                                197,967
Registration fees                                                                                                    37,000
Audit fees                                                                                                           19,750
Other                                                                                                                 5,524
                                                                                                                      -----
Total expenses                                                                                                    4,349,078
   Expenses waived/reimbursed by AEFC (Note 2)                                                                       (3,830)
                                                                                                                     ------
                                                                                                                  4,345,248
   Earnings credits on cash balances (Note 2)                                                                        (7,377)
                                                                                                                     ------
Total net expenses                                                                                                4,337,871
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   2,103,495
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                                27,827,174
   Foreign currency transactions                                                                                   (120,408)
                                                                                                                   --------
Net realized gain (loss) on investments                                                                          27,706,766
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            (1,781,508)
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            25,925,258
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $28,028,753
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Threadneedle International Fund
                                                                                      April 30, 2005           Oct. 31, 2004
                                                                                     Six months ended            Year ended
                                                                                        (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $  2,103,495              $  1,433,661
Net realized gain (loss) on investments                                                27,706,766                22,919,171
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                (1,781,508)               24,168,813
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        28,028,753                48,521,645
                                                                                       ----------                ----------
Distributions to shareholders from:
     Net investment income
     Class A                                                                           (1,605,104)               (1,651,206)
     Class C                                                                                 (828)                     (715)
     Class I                                                                             (242,750)                       --
     Class Y                                                                             (169,979)                 (214,784)
                                                                                         --------                  --------
Total distributions                                                                    (2,018,661)               (1,866,705)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           61,631,069               101,102,998
     Class B shares                                                                    20,293,581                23,768,927
     Class C shares                                                                       989,631                 1,226,442
     Class I shares                                                                    19,947,045                21,510,449
     Class Y shares                                                                     2,356,731                 4,784,261
Reinvestment of distributions at net asset value
     Class A shares                                                                     1,573,971                 1,618,883
     Class C shares                                                                           812                       711
     Class I shares                                                                       242,656                        --
     Class Y shares                                                                        12,363                    21,292
Payments for redemptions
     Class A shares                                                                   (43,561,372)              (66,209,852)
     Class B shares (Note 2)                                                          (10,115,218)              (33,353,618)
     Class C shares (Note 2)                                                             (345,540)                 (357,647)
     Class I shares                                                                    (7,577,233)                 (891,519)
     Class Y shares                                                                    (4,988,640)               (7,709,434)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                      40,459,856                45,511,893
                                                                                       ----------                ----------
Total increase (decrease) in net assets                                                66,469,948                92,166,833
Net assets at beginning of period                                                     475,592,957               383,426,124
                                                                                      -----------               -----------
Net assets at end of period                                                          $542,062,905              $475,592,957
                                                                                     ============              ============
Undistributed net investment income                                                  $  1,251,522              $  1,166,688
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Threadneedle International Fund

(Unaudited as to April 30, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP International Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

The Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At April 30, 2005, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Series funds owned 100% of Class I shares, which represents 6.46% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
19   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

--------------------------------------------------------------------------------
20   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Futures transactions

To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At April 30, 2005, foreign currency holdings consisted of multiple denominations, primarily European monetary units.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

--------------------------------------------------------------------------------
21   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.8% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Large-Cap Core Funds Index. Prior to July 1, 2004, the performance incentive adjustment was based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $149,333 for the six months ended April 30, 2005.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
22   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for the market value changes and remains in the Fund until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with Threadneedle International Limited, an indirect wholly-owned subsidiary of AEFC, to subadvise the assets of the Fund.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $562,978 for Class A, $36,050 for Class B and $318 for Class C for the six months ended April 30, 2005.

For the six months ended April 30, 2005, AEFC and its affiliates waived certain fees and expenses to 2.31% for Class B and 2.31% for Class C. Of these waived fees and expenses, the transfer agency fees waived for Class B and Class C were $3,801 and $29, respectively. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Oct. 31, 2005. Under this agreement, net expenses will not exceed 1.55% for Class A, 2.31% for Class B, 2.31% for Class C, 1.07% for Class I and 1.38% for Class Y.

During the six months ended April 30, 2005, the Fund's custodian and transfer agency fees were reduced by $7,377 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
23   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $269,420,776 and $217,561,700, respectively, for the six months ended April 30, 2005. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                               Six months ended April 30, 2005
                                              Class A         Class B      Class C       Class I       Class Y
Sold                                        8,695,589       2,927,534      143,523     2,779,713       330,759
Issued for reinvested distributions           222,312              --          118        34,033         1,736
Redeemed                                   (6,128,945)     (1,455,234)     (49,869)   (1,055,865)     (684,890)
                                           ----------      ----------      -------    ----------      --------
Net increase (decrease)                     2,788,956       1,472,300       93,772     1,757,881      (352,395)
                                            ---------       ---------       ------     ---------      --------

                                                                  Year ended Oct. 31, 2004
                                              Class A         Class B      Class C      Class I*       Class Y
Sold                                       16,007,119       3,836,146      199,767     3,375,979       760,756
Issued for reinvested distributions           266,265              --          120            --         3,491
Redeemed                                  (10,522,573)     (5,485,116)     (57,493)     (135,916)   (1,222,271)
                                          -----------      ----------      -------      --------    ----------
Net increase (decrease)                     5,750,811      (1,648,970)     142,394     3,240,063      (458,024)
                                            ---------      ----------      -------     ---------      --------

* Inception date was March 4, 2004.

5. LENDING OF PORTFOLIO SECURITIES

At April 30, 2005, securities valued at $22,758,820 were on loan to brokers. For collateral the Fund received $24,112,750 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $147,964 for the six months ended April 30, 2005. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
24   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

6. FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2005, the Fund has a forward foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

                   Currency to Currency to Unrealized Unrealized Exchange date be delivered be received appreciation depreciation
May 2, 2005            188,271      20,000,000          $2,496             $--
                   U.S. Dollar    Japanese Yen

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2005.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $476,235,045 at Oct. 31, 2004, that if not offset by capital gains will expire as follows:

                       2009             2010              2011
                   $378,740,075      $59,231,998       $38,262,972

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)     2004      2003      2002        2001
Net asset value, beginning of period                                     $6.58       $5.88     $4.97     $5.96      $11.17
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                               .03         .03       .03       .03         .01
Net gains (losses) (both realized and unrealized)                          .37         .71       .90      (.94)      (3.46)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .40         .74       .93      (.91)      (3.45)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                      (.03)       (.04)     (.02)     (.08)         --
Distributions from realized gains                                           --          --        --        --       (1.76)
                                                                         -----       -----     -----     -----      ------
Total distributions                                                       (.03)       (.04)     (.02)     (.08)      (1.76)
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $6.95       $6.58     $5.88     $4.97      $ 5.96
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $386        $347      $276      $292        $462
Ratio of expenses to average daily net assets(b)                         1.54%(c)    1.54%     1.65%     1.54%       1.28%
Ratio of net investment income (loss) to average daily net assets         .86%(c)     .45%      .59%      .39%        .07%
Portfolio turnover rate (excluding short-term securities)                  42%         98%      147%      103%        303%
Total return(d)                                                          6.07%(e)   12.54%    18.79%   (15.55%)    (35.71%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
26   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(g)     2004      2003      2002        2001
Net asset value, beginning of period                                     $6.42       $5.75     $4.88     $5.83      $11.04
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                               .01        (.02)      .02      (.02)       (.07)
Net gains (losses) (both realized and unrealized)                          .35         .69       .85      (.92)      (3.38)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .36         .67       .87      (.94)      (3.45)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                        --          --        --      (.01)         --
Distributions from realized gains                                           --          --        --        --       (1.76)
                                                                         -----       -----     -----     -----      ------
Total distributions                                                         --          --        --      (.01)      (1.76)
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $6.78       $6.42     $5.75     $4.88      $ 5.83
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $89         $74       $76       $96        $188
Ratio of expenses to average daily net assets(b)                         2.31%(c),(d)2.31%(c)  2.43%     2.31%       2.05%
Ratio of net investment income (loss) to average daily net assets         .12%(d)    (.29%)    (.16%)    (.34%)      (.70%)
Portfolio turnover rate (excluding short-term securities)                  42%         98%      147%      103%        303%
Total return(e)                                                          5.61%(f)   11.65%    17.83%   (16.16%)    (36.19%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.32% for the six months ended April 30, 2005 and 2.32% for the year ended Oct. 31, 2004.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
27   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)     2004      2003      2002        2001
Net asset value, beginning of period                                     $6.38       $5.72     $4.85     $5.84      $11.05
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                               .01        (.02)      .02      (.02)       (.07)
Net gains (losses) (both realized and unrealized)                          .35         .68       .85      (.92)      (3.38)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .36         .66       .87      (.94)      (3.45)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                        --          --        --      (.05)         --
Distributions from realized gains                                           --          --        --        --       (1.76)
                                                                         -----       -----     -----     -----      ------
Total distributions                                                         --          --        --      (.05)      (1.76)
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $6.74       $6.38     $5.72     $4.85      $ 5.84
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $3          $2        $1        $1          $1
Ratio of expenses to average daily net assets(b)                         2.31%(c)    2.30%     2.43%     2.31%       2.05%
Ratio of net investment income (loss) to average daily net assets         .18%(c)    (.26%)    (.17%)    (.35%)      (.64%)
Portfolio turnover rate (excluding short-term securities)                  42%         98%      147%      103%        303%
Total return(d)                                                          5.68%(e)   11.62%    17.94%   (16.27%)    (36.15%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
28   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(g)     2004(b)
Net asset value, beginning of period                                     $6.65       $6.60
                                                                         -----       -----
Income from investment operations:
Net investment income (loss)                                               .05         .04
Net gains (losses) (both realized and unrealized)                          .37         .01
                                                                         -----       -----
Total from investment operations                                           .42         .05
                                                                         -----       -----
Less distributions:
Dividends from net investment income                                      (.06)         --
                                                                         -----       -----
Net asset value, end of period                                           $7.01       $6.65
                                                                         -----       -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $35         $22
Ratio of expenses to average daily net assets(c)                          .94%(d)     .87%(d)
Ratio of net investment income (loss) to average daily net assets        1.64%(d)    1.12%(d)
Portfolio turnover rate (excluding short-term securities)                  42%         98%
Total return(e)                                                          6.35%(f)     .76%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
29   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                              2005(f)     2004      2003      2002        2001
Net asset value, beginning of period                                     $6.62       $5.91     $4.99     $5.99      $11.19
                                                                         -----       -----     -----     -----      ------
Income from investment operations:
Net investment income (loss)                                               .03         .04       .03       .04         .02
Net gains (losses) (both realized and unrealized)                          .38         .71       .92      (.95)      (3.46)
                                                                         -----       -----     -----     -----      ------
Total from investment operations                                           .41         .75       .95      (.91)      (3.44)
                                                                         -----       -----     -----     -----      ------
Less distributions:
Dividends from net investment income                                      (.04)       (.04)     (.03)     (.09)         --
Distributions from realized gains                                           --          --        --        --       (1.76)
                                                                         -----       -----     -----     -----      ------
Total distributions                                                       (.04)       (.04)     (.03)     (.09)      (1.76)
                                                                         -----       -----     -----     -----      ------
Net asset value, end of period                                           $6.99       $6.62     $5.91     $4.99      $ 5.99
                                                                         -----       -----     -----     -----      ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $30         $31       $30       $69         $71
Ratio of expenses to average daily net assets(b)                         1.36%(c)    1.36%     1.45%     1.37%       1.11%
Ratio of net investment income (loss) to average daily net assets        1.00%(c)     .61%     1.07%      .61%        .25%
Portfolio turnover rate (excluding short-term securities)                  42%         98%      147%      103%        303%
Total return(d)                                                          6.13%(e)   12.79%    19.14%   (15.43%)    (35.52%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended April 30, 2005 (Unaudited).

--------------------------------------------------------------------------------
30   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended April 30, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
31   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

                                                          Beginning          Ending          Expenses
                                                        account value     account value    paid during        Annualized
                                                        Nov. 1, 2004     April 30, 2005    the period(a)     expense ratio
Class A
     Actual(b)                                             $1,000           $1,060.70         $ 7.91             1.54%
     Hypothetical (5% return before expenses)              $1,000           $1,017.25         $ 7.75             1.54%
Class B
     Actual(b)                                             $1,000           $1,056.10         $11.84             2.31%
     Hypothetical (5% return before expenses)              $1,000           $1,013.41         $11.60             2.31%
Class C
     Actual(b)                                             $1,000           $1,056.80         $11.85             2.31%
     Hypothetical (5% return before expenses)              $1,000           $1,013.41         $11.60             2.31%
Class I
     Actual(b)                                             $1,000           $1,063.50         $ 4.84             .94%
     Hypothetical (5% return before expenses)              $1,000           $1,020.24         $ 4.73             .94%
Class Y
     Actual(b)                                             $1,000           $1,061.30         $ 6.99             1.36%
     Hypothetical (5% return before expenses)              $1,000           $1,018.15         $ 6.84             1.36%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended April 30, 2005: +6.07% for Class A, +5.61% for Class B, +5.68% for Class C, +6.35% for Class I and +6.13% for Class Y.

--------------------------------------------------------------------------------
32   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Approval of Investment Management Services Agreement

American Express Financial Corporation (AEFC), a wholly-owned subsidiary of American Express Company, serves as the investment manager to the Fund. Under an Investment Management Services Agreement (the Agreement), AEFC provides investment advice and other services to the Fund. Throughout the year, the Funds' Board of Directors and the Board's Investment Review Committee monitor these services.

Each year the Board determines whether to continue the Agreement by evaluating the quality and level of service received and the costs associated with those services. AEFC prepares detailed reports for the Board and its Contracts Committee in March and April and provides data prepared by independent organizations to assist the Board in making this determination. The Board gives considerable weight to the work, deliberations and conclusions of the Contracts and Investment Review Committees in determining whether to continue the Agreement.

On February 1, 2005, American Express Company announced its intention to pursue a spin-off of AEFC by distributing shares of the common stock of AEFC to shareholders of American Express Company. At a meeting held in person on April 14, 2005, the Board, including a majority of the independent members, approved the continuation of the Agreement for an interim period, not to exceed one year, ending on the later of (i) the effective date of the spin-off or (ii) the approval by the Fund's shareholders of a new investment management services agreement with AEFC (the Interim Period). The spin-off will not result in an "assignment" of the Agreement under the Investment Company Act of 1940 and, therefore, will not cause the termination of the Agreement according to its terms. In connection with the spin-off AEFC has proposed that going forward, services under the Agreement be provided by an affiliate, RiverSource Investments, LLC (RiverSource). Independent counsel advised the Board that it would be prudent, in connection with the spin-off, to consider a new agreement with RiverSource and to seek shareholder approval of that agreement as soon as practical thereafter.

Investment performance is a major factor in the evaluation process, and the Board reviewed the Fund's performance over a range of different periods by comparing its performance to relevant Lipper and broader market indices. The Board considered that over time the Fund's investment performance should be above the median for a peer group of funds with similar investment goals and noted that the Fund's investment performance in 2004 exceeded the median.

The Board noted that, in addition to portfolio management and investment research, AEFC provides portfolio trading, daily net asset value calculation, management of cash flow, product development, administration of its compliance and legal departments, access to distribution, accounting and recordkeeping, and reporting to the Board and shareholders. To evaluate these services, the Board referred to surveys and benchmarks established by commercial providers, trade associations and AEFC's internal processes. The Board concluded that the services provided were consistent with services provided by investment managers to comparable mutual funds.

--------------------------------------------------------------------------------
33   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

The Board also evaluated the price paid for the services provided by AEFC, noting the existence of a pricing philosophy, established by the Board and AEFC, that seeks to maintain total Fund expenses within a range of the median expenses charged to comparable funds sold through financial advisors. The Board considered detailed information set forth in an annual report on fees and expenses, including, among other things, data showing a comparison of the Fund's expenses with median expenses paid by funds in its comparison group and data showing the Fund's contribution to AEFC's profitability. The Board determined that the total expense ratio of the Fund is below the median of its comparison group.

The Board considered the economies of scale that might be realized by AEFC as the Fund grew and took note of the extent to which Fund shareholders also might benefit from such growth. The Board considered that the Agreement provided for lower fees as assets increase at pre-established breakpoints and concluded that the Agreement satisfactorily provided for sharing these economies of scale.

The Board took into account the Contract Committee's discussion comparing the fees AEFC charges to the Fund with those it charges to institutional clients, noting that the relatively higher fees paid by the Fund were principally attributable to the additional services required to manage a regulated mutual fund, like the Fund, and the operation of a large mutual fund family. The Board also considered the profitability realized by AEFC and its affiliates from its relationship with the Fund. The Board took into account the services acquired by AEFC through the use of commission dollars paid by the Fund on portfolio transactions. The Board concluded that AEFC's overall costs and profitability were appropriate, although profitability may be too low on an ongoing basis.

The Board noted that the fees paid by the Fund should permit AEFC to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. Based on the foregoing, the Board concluded that the fees paid to AEFC under the Agreement were fair and reasonable and determined to approve renewal of the Agreement for the Interim Period.

--------------------------------------------------------------------------------
34   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP THREADNEEDLE INTERNATIONAL FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP INTERNATIONAL SERIES, INC.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 30, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 30, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 30, 2005